UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

June 19, 2006 Date of Report (Date of earliest event reported)

INTELSAT, LTD. (Exact name of registrant as specified in its charter)

Bermuda	000-50262	98-0346003
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Wellesley House North, 2nd Floor, 90 Pitts Bay Road, Pembroke, Bermuda (Address of principal executive offices)

HM 08
(Zip Code)

Registrant's telephone number, including area code: (441) 294-1650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On June 19, 2006, Intelsat, Ltd. issued a press release announcing that its wholly owned subsidiary, Intelsat (Bermuda), Ltd. (“Intelsat Bermuda”) priced approximately $2.34 billion in aggregate principal amount of senior notes due 2013 and 2016 in connection with its contemplated acquisition (the “Acquisition”) of PanAmSat Holding Corporation. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On June 20, 2006, Intelsat, Ltd. issued a press release announcing that the Acquisition has been approved by the U.S. Federal Communications Commission. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibits are filed herewith:

EXHIBIT
NO.	DESCRIPTION OF EXHIBIT

99.1	Press release entitled “Intelsat Announces Pricing of Notes.”

99.2	Press release entitled “Intelsat-PanAmSat Merger Approved by FCC.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELSAT, LTD.

Dated: June 20, 2006	By: /s/ Jeffrey Freimark

	Name:	Jeffrey Freimark
	Title:	Executive Vice President Finance and Information
Technology and Chief Financial Officer

EXHIBIT
NO.	DESCRIPTION OF EXHIBIT

99.1	Press release entitled “Intelsat Announces Pricing of Notes.”

99.2	Press release entitled “Intelsat-PanAmSat Merger Approved by FCC.”